FINANCIAL GUARANTY

INSURANCE POLICY

Trust: As described in Endorsement No. 1

Policy No.: 51747-N

Certificates: Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3,

Date of Issuance: 6/30/06

Mortgage Pass-Through Certificates, Series 2006-AB3,

$11,283,000 original aggregate Certificate Principal Balance

Class A-4 Certificates, $15,000,000 original aggregate

Certificate Principal Balance Class A-5A Certificates

and $37,063,040 original aggregate Certificate Principal Balance

Class A-6 Certificates

FINANCIAL SECURITY ASSURANCE INC. (“Financial Security”), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. “Holder” means the registered owner of any Certificate as indicated an the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. “Trustee”, “Guaranteed Distributions” and “Term of this Policy” shall have the meaning set forth in Endorsement No. 1 hereto.

This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be cancelled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.

By: /s/ Nancy S. Pfeffer

Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd.

31 West 52nd Street, New York, N.Y. 10019

Form 101NY(5/89)

(212) 826-0100

ENDORSEMENT NO. 1 TO

FINANCIAL GUARANTY INSURANCE POLICY

FINANCIAL SECURITY

31 West 52nd Street

ASSURANCE INC.

New York, New York 10019

TRUST:

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, established pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2006, among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee

CERTIFICATES:

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Mortgage Pass-Through Certificates, Series 2006-AB3, $11,283,000 original Certificate Principal Balance Class A-4, $15,000,000 original Certificate Principal Balance Class A-5A and $37,063,000 original Certificate Principal Balance Class A-6 Certificates

POLICY NO.:

51747-N

DATE OF ISSUANCE:

June 30, 2006

1.

Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City or the city in which the corporate trust office of the Master Servicer, the Trustee or the Securities Administrator is located are authorized or obligated by law, executive order or governmental decree to be closed.

“Final Distribution Date” means the earlier of (a) the Distribution Date in July, 2036 and (b) the final Distribution Date that occurs in connection with any earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

“Guaranteed Distributions” means with respect to each Distribution Date and each class of Certificates, (i) the amount, if any, by which the amount available to be distributed as interest to such class of Certificates, pursuant to the priority of payment set forth in the Pooling and Servicing Agreement, is less than the related Senior Interest Distribution Amount for such class of Certificates for such Distribution Date, (ii) the amount of any Realized Losses allocated to the applicable class of Certificates for such Distribution Date, and (iii) without duplication of amounts included in clause (ii) above, if such Distribution Date is the Final Distribution Date or the date of earlier termination of the Trust pursuant to the terms of the Pooling and Servicing Agreement, the remaining Certificate Principal Balance of such class of Certificates, to the extent unpaid on such date, after giving effect to all payments of principal of the Certificates on such Distribution Date; in each case in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, (a) any taxes, withholding or other charges imposed by any governmental authority due in connection with the payment of any Guaranteed Distribution to a Holder, (b) any Relief Act Interest Shortfalls or any Prepayment Interest Shortfalls or (c) any reduction in the amount of the Senior Interest Distribution Amount payable to the Holders of any class of Certificates on any Distribution Date due to the Net WAC Pass-Through Rate for such Certificates for such Distribution Date being less than the fixed rate in the applicable definition of Pass-Through Rate.

“Policy” means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

“Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of June 1, 2006, among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee, as amended from time to time with the consent of Financial Security.

“Receipt” and “Received” mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 Noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 Noon, New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given hereunder by the Securities Administrator is not in proper form or is not properly completed, executed or delivered, or contains any misstatement, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended notice.

“Securities Administrator” means Wells Fargo Bank, N.A., in its capacity as Securities Administrator under the Pooling and Servicing Agreement, and any successor in such capacity.

“Term of This Policy” means the period from and including the Date of Issuance to and including the date on which (i) the Certificate Principal Balance of all of the Certificates has been reduced to zero (after giving effect to all payments), (ii) any period during which any payment on the Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

“Trustee” means HSBC Bank USA, National Association, in its capacity as Trustee under the Pooling and Servicing Agreement, and any successor in such capacity.

2.

Notice and Conditions to Payment in Respect of Guaranteed Distributions.  Following Receipt by Financial Security of a notice and certificate from the Securities Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 Noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 Noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Securities Administrator.

Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above; provided, however, that by acceptance of this Policy the Trustee and the Securities Administrator agree to provide to Financial Security, upon Financial Security's request to the Trustee and the Securities Administrator, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay principal hereunder on an accelerated basis if Financial Security shall so elect in its sole discretion, at any time or from time to time, in whole or in part, at an earlier Distribution Date than provided in the definition of “Guaranteed Distributions,” if such principal would have been payable under the Pooling and Servicing Agreement were funds sufficient to make such payment available to the Securities Administrator for such purpose. Guaranteed Distributions insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from after the date of such payment of principal. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee or the Securities Administrator.

3.

Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Securities Administrator of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the Holder is required to return principal or interest distributed with respect to the Certificates during the Term of This Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the “Order”), (B) a certificate of the Holder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Holder, in such form as is reasonably required by Financial Security and provided to the Holder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Securities Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Securities Administrator that such items were to be delivered on such date and such date was specified in such notice.  Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee, the Securities Administrator or any Holder directly (unless a Holder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Securities Administrator for distribution to such Holder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Article XII of the Pooling and Servicing Agreement.

4.

Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5.

Fiscal Agent. At any time during the Term of This Policy, Financial Security may appoint a fiscal agent (the “Fiscal Agent”) for purposes of this Policy by written notice to the Securities Administrator at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Securities Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

6.

Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. Nothing in this paragraph shall be construed to limit or otherwise impair Financial Security's right to pursue recovery or claims (based on contractual rights, securities law violations, fraud or other causes of action) against any person or entity, or, except as provided in paragraph 3 of this Endorsement, to require payment by Financial Security of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy or the Certificates. Nothing in this Policy shall be construed to require payment to the extent any force majeure event or governmental act prevents Financial Security from performing its obligations under this Policy, in which event Financial Security agrees to: (a) use commercially reasonable efforts to perform its obligations under this Policy notwithstanding such force majeure event or governmental act and (b) perform its obligations under this Policy promptly following cessation of such force majeure event or governmental act.

7.

Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by delivered or telecopied to Financial Security as follows:

Financial Security Assurance Inc.

31 West 52nd Street

New York, NY 10019

Attention: Managing Director - Transaction Oversight

Re:

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3

Mortgage Pass-Through Certificates, Series 2006-AB3

Policy No. : 51747-N

Telecopy No.: (212) 339-3518

Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee and the Securities Administrator.

8.

Priorities. In the event any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

9.

Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

10.

Surrender of Policy. The Securities Administrator shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of This Policy.

IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.

By:  /s/ Nancy S. Pfeffer

Authorized Officer

Policy No.: 51747-N

Date of Issuance: June 30,2006

Exhibit A

To Endorsement 1

NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.

31 West 52nd Street

New York, NY 10019

Re:

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3

Mortgage Pass-Through Certificates, Series 2006-AB3

The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. (the “Securities Administrator”), hereby certifies to Financial Security Assurance Inc. (“Financial Security”), with reference to Financial Guaranty Insurance Policy No. 51747-N dated June 30, 2006 (the “Policy”) issued by Financial Security in respect of the Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Mortgage Pass-Through Certificates Series 2006-AB3, $11,283,000 original Certificate Principal Balance Class A-4, $15,000,000 original Certificate Principal Balance Class A-5A and $37,063,000 original Certificate Principal Balance Class A-6 Certificates (the “Certificates”), that:

(i)

The Securities Administrator is the securities administrator under the Pooling and Servicing Agreement for the Holders.

(ii)

The sum of all amounts on deposit (or scheduled to be on deposit) in the Distribution Account and available for distribution to the Holders of the Certificates pursuant to the Pooling and Servicing Agreement will be $ ____________ (the “Shortfall”) less than the Guaranteed Distributions with respect to the Distribution Date occurring on ______________, ______.

(iii)

The Securities Administrator is making a claim under the Policy for the Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

(iv)

The Securities Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Securities Administrator; and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered or presented for such payment, shall stamp on each such Certificate the legend “$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued” and then shall deliver such Certificate to Financial Security.

(v)

The Securities Administrator, on its behalf and on behalf of the Trustee and the Holders of the Certificates, hereby assigns to Financial Security (a) the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy and (b) any claims of and any amounts due to the Holders in respect of securities law fraud or other claims arising out of or relating to the offer and sale of the Certificates. The foregoing assignments are in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Securities Administrator shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

(vi)

The Securities Administrator, on its behalf and on behalf of the Trustee and the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Securities Administrator, Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Securities Administrator hereby agrees that, so long as no Certificate Insurer Default (as defined in the Pooling and Servicing Agreement) exists, Financial Security may at any time during the continuation of any proceeding by or against the Trust under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) direct all matters relating to such Insolvency Proceeding, including, without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any distribution made with respect to the Certificates (a “Preference Claim”), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, Securities Administrator, on its behalf and on behalf of the Trustee hereby agrees that Financial Security shall be subrogated to, and the Securities Administrator on its behalf and on behalf of the Trustee and each Holder hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Securities Administrator, the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

(vii)

Payment should be made by wire transfer directed to Policy Payments Account.

Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

IN WITNESS WHEREOF, the Securities Administrator has executed and delivered this Notice of Claim and Certificate as of the _______ day of _________________.

WELLS FARGO BANK, N.A., as Securities Administrator

By_______________________

Name_______________________

Title_______________________

For Financial Security or Fiscal Agent Use Only

Wire transfer sent on ________________ by __________________

Confirmation number________________________